Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of NCT Group, Inc. ("NCT") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael J. Parrella, Chief Executive Officer and Cy E. Hammond, Chief Financial Officer of NCT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NCT.




/s/  Michael J. Parrella
--------------------------------
Michael J. Parrella
Chief Executive Officer
April 17, 2006


/s/  Cy E. Hammond
--------------------------------
Cy E. Hammond
Chief Financial Officer
April 17, 2006